Exhibit 99.1

Power Integrations Reports Fourth-Quarter and Full-Year Financial Results

Quarterly revenues increased 18 percent year-over-year to $105.2 million ; GAAP earnings were $0.16 per diluted share; non-GAAP earnings were $0.30 per diluted share

SAN JOSE, CALIF. – February 6, 2025 – Power Integrations (NASDAQ: POWI) today announced financial results for the quarter and year ended December 31, 2024. Net revenues for the fourth quarter were $105.2 million, down nine percent from the prior quarter and up 18 percent from the fourth quarter of 2023. GAAP net income for the fourth quarter was $9.1 million or $0.16 per diluted share compared to $0.25 per diluted share in the prior quarter and $0.25 per diluted share in the fourth quarter of 2023. Cash flow from operations for the fourth quarter was $14.7 million.

In addition to its GAAP results, the company provided non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets and the related tax effects. Non-GAAP net income for the fourth quarter of 2024 was $17.2 million or $0.30 per diluted share compared to $0.40  per diluted share in the prior quarter and $0.22 per diluted share in the fourth quarter of 2023. A reconciliation of GAAP to non-GAAP financial results is included with the tables accompanying this press release.

For the full year, net revenues were $419.0 million, compared to $444.5 million in the prior year. Full-year GAAP net income was $32.2 million or $0.56 per diluted share, compared to $0.97 per diluted share in the prior year. Non-GAAP net income was $1.16  per diluted share, compared to $1.29 per diluted share in the prior year. Cash flow from operations for the full year was $81.2 million.

Commented Balu Balakrishnan, chairman and CEO of Power Integrations: “Fourth-quarter revenues were up 18 percent year-over-year, and we expect another double-digit increase in the first quarter. While the demand outlook is cloudy, especially in light of uncertainty around trade policy, we expect growth in a variety of end-markets in 2025, including renewable energy, high-voltage DC transmission, metering, automotive, appliances and more. Products featuring our proprietary PowiGaN™ technology should contribute significant growth this year as adoption accelerates across a broad set of high-voltage  power-conversion applications.”

Additional Highlights

●	Power Integrations paid a dividend of $0.21 per share on December 31, 2024. A dividend of $0.21 per share will be paid on March 31, 2025, to stockholders of record as of February 28, 2025.
●	The company utilized $1.9 million for share repurchases during the fourth quarter, leaving $48.1 million remaining on its repurchase authorization as of December 31.

Financial Outlook

The company issued the following forecast for the first quarter of 2025:

●	Revenues are expected to be flat compared to the fourth quarter of 2024, plus or minus five percent.
●	GAAP gross margin is expected to be between 55 percent and 55.5 percent, and non-GAAP gross margin is expected to be between 55.5 percent and 56 percent. The difference between GAAP and non-GAAP is primarily attributable to stock-based compensation, with a smaller impact from amortization of acquisition-related intangible assets.
●	GAAP operating expenses are expected to be approximately $54 million; non-GAAP operating expenses are expected to be approximately $45 million. Non-GAAP operating expenses are expected to exclude approximately $9 million of stock-based compensation.

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. A live webcast of the call will be available on the investor section of the company's website, http://investors.power.com. Members of the investment community can register for the conference call by visiting https://emportal.ink/3C0h3y6.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information, please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its first-quarter financial performance and expectation of growth across a wide range of applications in 2025 are forward-looking statements reflecting management's current expectations and beliefs. These statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: the company’s ability to supply products and its ability to conduct other aspects of its business such as competing for new design wins; changes in global economic and geopolitical conditions, including such factors as inflation, armed conflicts and trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 12, 2024. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Power Integrations, PowiGaN and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per-share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
NET REVENUES	$105,250	$115,837	$89,507	$418,973	$444,538

COST OF REVENUES	47,983	52,666	43,299	194,222	215,582

GROSS PROFIT	57,267	63,171	46,208	224,751	228,956

OPERATING EXPENSES:
Research and development	25,689	25,829	23,505	100,790	96,067
Sales and marketing	16,931	17,119	15,472	67,825	64,598
General and administrative	10,728	8,641	8,282	38,207	33,232
Total operating expenses	53,348	51,589	47,259	206,822	193,897

INCOME (LOSS) FROM OPERATIONS	3,919	11,582	(1,051)	17,929	35,059

OTHER INCOME	3,384	2,750	3,282	12,825	10,848

INCOME BEFORE INCOME TAXES	7,303	14,332	2,231	30,754	45,907

PROVISION (BENEFIT) FOR INCOME TAXES	(1,837)	41	(12,040)	(1,480)	(9,828)

NET INCOME	$9,140	$14,291	$14,271	$32,234	$55,735

EARNINGS PER SHARE:
Basic	$0.16	$0.25	$0.25	$0.57	$0.97
Diluted	$0.16	$0.25	$0.25	$0.56	$0.97

SHARES USED IN PER-SHARE CALCULATION:
Basic	56,848	56,817	56,937	56,820	57,195
Diluted	57,097	57,004	57,272	57,130	57,622

SUPPLEMENTAL INFORMATION:	Three Months Ended			Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Stock-based compensation expenses included in:
Cost of revenues	$541	$496	$499	$2,090	$1,692
Research and development	3,280	2,997	2,947	12,587	10,939
Sales and marketing	2,074	1,876	1,827	8,064	6,888
General and administrative	3,394	2,969	2,230	12,335	9,009
Total stock-based compensation expense	$9,289	$8,338	$7,503	$35,076	$28,528

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$147	$147	$482	$1,034	$1,928

	Three Months Ended			Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
REVENUE MIX BY END MARKET
Communications	13%	12%	27%	12%	29%
Computer	15%	14%	9%	14%	12%
Consumer	37%	38%	29%	39%	27%
Industrial	35%	36%	35%	35%	32%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$57,267	$63,171	$46,208	$224,751	$228,956
GAAP gross margin	54.4%	54.5%	51.6%	53.6%	51.5%

Stock-based compensation included in cost of revenues	541	496	499	2,090	1,692
Amortization of acquisition-related intangible assets	147	147	482	1,034	1,928

Non-GAAP gross profit	$57,955	$63,814	$47,189	$227,875	$232,576
Non-GAAP gross margin	55.1%	55.1%	52.7%	54.4%	52.3%

	Three Months Ended			Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
RECONCILIATION OF OPERATING EXPENSES
GAAP operating expenses	$53,348	$51,589	$47,259	$206,822	$193,897

Less: Stock-based compensation expense included in operating expenses
Research and development	3,280	2,997	2,947	12,587	10,939
Sales and marketing	2,074	1,876	1,827	8,064	6,888
General and administrative	3,394	2,969	2,230	12,335	9,009
Total	8,748	7,842	7,004	32,986	26,836

Non-GAAP operating expenses	$44,600	$43,747	$40,255	$173,836	$167,061

	Three Months Ended			Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
RECONCILIATION OF INCOME FROM OPERATIONS
GAAP income (loss) from operations	$3,919	$11,582	$(1,051)	$17,929	$35,059
GAAP operating margin	3.7%	10.0%	–1.2%	4.3%	7.9%

Add: Total stock-based compensation	9,289	8,338	7,503	35,076	28,528
Amortization of acquisition-related intangible assets	147	147	482	1,034	1,928

Non-GAAP income from operations	$13,355	$20,067	$6,934	$54,039	$65,515
Non-GAAP operating margin	12.7%	17.3%	7.7%	12.9%	14.7%

	Three Months Ended			Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
RECONCILIATION OF PROVISION FOR INCOME TAXES
GAAP provision (benefit) for income taxes	$(1,837)	$41	$(12,040)	$(1,480)	$(9,828)
GAAP effective tax rate	–25.2%	0.3%	–539.7%	–4.8%	–21.4%

Tax effect of adjustments to GAAP results	(1,366)	(160)	(9,556)	(2,153)	(11,653)

Non-GAAP provision (benefit) for income taxes	$(471)	$201	$(2,484)	$673	$1,825
Non-GAAP effective tax rate	–2.8%	0.9%	–24.3%	1.0%	2.4%

	Three Months Ended			Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
GAAP net income	$9,140	$14,291	$14,271	$32,234	$55,735

Adjustments to GAAP net income
Stock-based compensation	9,289	8,338	7,503	35,076	28,528
Amortization of acquisition-related intangible assets	147	147	482	1,034	1,928
Tax effect of items excluded from non-GAAP results	(1,366)	(160)	(9,556)	(2,153)	(11,653)

Non-GAAP net income	$17,210	$22,616	$12,700	$66,191	$74,538

Average shares outstanding for calculation of non-GAAP net income per share (diluted)	57,097	57,004	57,272	57,130	57,622

Non-GAAP net income per share (diluted)	$0.30	$0.40	$0.22	$1.16	$1.29

GAAP net income per share (diluted)	$0.16	$0.25	$0.25	$0.56	$0.97

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2024	September 30, 2024	December 31, 2023
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$50,972	$58,469	$63,929
Short-term marketable securities	249,023	245,282	247,640
Accounts receivable, net	27,172	16,634	14,674
Inventories	165,612	167,680	163,164
Prepaid expenses and other current assets	21,260	19,821	22,193
Total current assets	514,039	507,886	511,600

PROPERTY AND EQUIPMENT, net	149,562	153,313	164,213
INTANGIBLE ASSETS, net	8,075	8,283	4,424
GOODWILL	95,271	95,271	91,849
DEFERRED TAX ASSETS	36,485	36,393	28,325
OTHER ASSETS	25,394	23,845	19,457
Total assets	$828,826	$824,991	$819,868

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$29,789	$27,091	$26,390
Accrued payroll and related expenses	13,987	13,337	13,551
Taxes payable	961	1,063	1,016
Other accrued liabilities	10,580	9,267	7,910
Total current liabilities	55,317	50,758	48,867

LONG-TERM LIABILITIES:
Income taxes payable	3,871	6,351	6,244
Other liabilities	19,866	18,669	12,516
Total liabilities	79,054	75,778	67,627

STOCKHOLDERS' EQUITY:
Common stock	22	22	23
Additional paid-in capital	18,734	11,347	—
Accumulated other comprehensive income (loss)	(3,023)	1,008	(1,462)
Retained earnings	734,039	736,836	753,680
Total stockholders' equity	749,772	749,213	752,241
Total liabilities and stockholders' equity	$828,826	$824,991	$819,868

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$9,140	$14,291	$14,271	$32,234	$55,735
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	7,743	8,454	8,887	33,303	35,203
Amortization of intangible assets	208	208	543	1,279	2,173
Loss on disposal of property and equipment	24	208	14	240	100
Stock-based compensation expense	9,289	8,338	7,503	35,076	28,528
Accretion of discount on marketable securities	(385)	(343)	(497)	(1,637)	(351)
Deferred income taxes	336	(5,206)	705	(8,352)	(9,247)
Increase (decrease) in accounts receivable allowance for credit losses	214	(785)	—	(245)	(454)
Change in operating assets and liabilities:
Accounts receivable	(10,752)	523	13,865	(12,253)	6,616
Inventories	2,068	2,204	(12,918)	(2,448)	(27,744)
Prepaid expenses and other assets	(1,613)	3,542	(346)	4,001	(1,183)
Accounts payable	1,540	2,031	(2,553)	3,454	(5,435)
Taxes payable and other accrued liabilities	(3,086)	(546)	(13,207)	(3,471)	(18,182)
Net cash provided by operating activities	14,726	32,919	16,267	81,181	65,759

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(3,045)	(5,731)	(6,143)	(17,286)	(20,884)
Purchases of marketable securities	(8,135)	(19,751)	(18,196)	(105,716)	(191,211)
Proceeds from sales and maturities of marketable securities	2,796	18,414	36,045	106,602	197,942
Acquisition	—	(9,520)	—	(9,520)	—
Net cash provided by (used) in investing activities	(8,384)	(16,588)	11,706	(25,920)	(14,153)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	—	3,009	—	5,700	6,237
Repurchase of common stock	(1,902)	—	(47,444)	(27,881)	(55,278)
Payments of dividends to stockholders	(11,937)	(11,364)	(11,343)	(46,037)	(44,008)
Net cash used in financing activities	(13,839)	(8,355)	(58,787)	(68,218)	(93,049)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(7,497)	7,976	(30,814)	(12,957)	(41,443)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	58,469	50,493	94,743	63,929	105,372

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$50,972	$58,469	$63,929	$50,972	$63,929

Contacts

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com